NUMBER	Common Shares
(___)	( )
INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
COMMAND CENTER, INC.
Authorized to issue 100,000,000 Common Stock — $0.001 Par Value Each
THIS CERTIFIES THAT (______________) is the registered owner of
(______________________) (_________) Shares of
Command Center, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this
Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers
and its Corporate Seal to be hereunto affixed.
as of the __ day of ___________ A.D. 20__

Secretary	President

these securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the securities act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities law as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the Company.
For Value Received,                                                              hereby sell, assign, and transfer unto:

(___) shares of the                                                                                                                                                     Capital
Stock of
standing in                                                       name on the books of said

herewith, and do hereby irrevocably constitute and appoint

Attorney, to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Signed                                                                                               Dated
In Presence of
NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, or any change whatever, and must be guaranteed by a commercial bank, trust company, or member firm of the Boston, New York, or Midwest Stock Exchange.